UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2018

CAPITAL ADVISORS GROWTH FUND

July 27, 2018

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) returned 6.04% in the first fiscal six months of 2018, compared to gains of 2.65% and 7.25% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2018, in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2018

			Russell 1000®
	Fund	S&P 500® Index	Growth Index
6-Months	6.04%	2.65%	7.25%
12-Months	12.92%	14.37%	22.51%
3-Years	8.78%	11.93%	14.98%
5-Years	11.26%	13.42%	16.36%
10-Years	9.02%	10.17%	11.83%
Inception (12/31/1999)	3.39%	5.40%	4.33%

Net Expense Ratio: 1.03%^ Gross Expense Ratio 1.23% (as of the Fund’s most recently filed Prospectus).

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2019, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in the first half of 2018 were health care and consumer discretionary. The top-performing individual stock was CRISPR Therapeutics AG (CRSP: $58), while Amazon.com, Inc. (AMZN: $1,803) and Continental Resources, Inc. (CLR: $62) also supported the Fund’s first-half return.

CAPITAL ADVISORS GROWTH FUND

The information technology sector detracted most from the Fund’s return in the first half, primarily due to weakness in Coherent, Inc. (“Coherent”) (COHR: $170) and Check Point Software Technologies Ltd. (“Check Point”) (CHKP: $110). Coherent shares have recovered nicely since the end of June 2018, while the position in Check Point has been sold.

Fund performance was also restrained modestly by holding a material cash reserve throughout the first half, averaging approximately 12% of Fund assets during the period. We consider this reserve to be a prudent risk-management strategy at a time when the valuation of the stock market looks high by historical standards, while uncertainty throughout the global economy seems as elevated as ever.

HANDICAPPING THE IMPACT OF A GLOBAL TRADE WAR ON THE ECONOMY

We believe the potential for escalating barriers to global trade presents the most consequential near-term risk for the stock market. At this point, it is impossible to know how this issue might evolve, so we seek to manage risk in the Fund in a manner that balances exposure to potential negative and positive surprises.

In the United States approximately 83% of private sector incomes are generated by service jobs.1 The good news is your next trip to the barbershop should not be impacted by a tariff. Indeed, the number of personal incomes tied to manufacturing and farming – whose output can be influenced by trade barriers – has been shrinking for decades. For example, the percentage of domestic workers employed in agriculture is estimated to be down by approximately 98.5% over the past 100 years, even though output from farming has never been greater.2

In addition to the economy’s transition toward services, the vast majority of service-sector jobs are non-tradeable. Foreign nations could impose a 100% tariff on pizza delivery, tax preparation, teachers, cardiac surgery, software development, and bartending, among countless other services, and it would have almost zero impact on the domestic economy.

We are not suggesting that an outright trade war would go unnoticed on Main Street. We are suggesting that the U.S. economy might be significantly more resilient to a trade war today than was the case during our last experience with a true global trade war in the 1930s.

CONSIDER SOYBEANS FOR EXAMPLE

It’s no accident that China targeted soybeans among its primary weapons for retaliation against the Trump Administration. Soybeans are America’s
_____________

[1]	Source: Strategic Economic Decisions, Inc., May 2018
[2]	Source: Strategic Economic Decisions, Inc., May 2018

CAPITAL ADVISORS GROWTH FUND

largest agricultural export by far.3 Yet the number of private sector incomes that rely on the production and distribution of soybeans is a small fraction of what it was during the last global trade war in the 1930s.4 Moreover, today’s economic landscape includes many more two-income households, as well as government assistance programs that support household incomes during times of disruption. Resilience in household income promotes stability for the economy as a whole in ways that did not exist when the last global trade war was credited with extending and deepening the Great Depression.

THE IMPACT ON STOCKS MIGHT BE A DIFFERENT MATTER

Yet surely someone would be hurt by a trade war, otherwise, what’s all the fuss? In the example of a soybean tariff, that “someone” is the owner of the John Deere tractor who would likely earn a lower-than-expected return on the capital employed to purchase it.

In economic terms, the share of national income going to capital would decline relative to the share going to labor. This is bad news for owners of capital – i.e. land owners, business owners and stockholders – while it is less of a threat to the millions of workers whose income and spending comprises more than two-thirds of annual gross domestic product (“GDP”).5

To the extent that global trade restrictions continue to escalate, the disproportionate burden sharing between capital and labor suggests that America’s most noteworthy vulnerability might be the consensus earnings estimate for the S&P 500 Index.6 Increasing trade barriers can be expected to disrupt global supply chains in unpredictable ways that would probably do more harm to corporate profits than household incomes. This may pose a greater threat to the stock market than it does to the economy as a whole.

KEY POINTS ON TRADE

We have been tracking management commentary carefully as companies report their second quarter earnings in July and August. For now we wish to highlight two main points on this topic:

•	First, we believe the stock market may be more vulnerable than the overall economy to a trade war.
•	Second, due to the expected resilience of household incomes – and therefore the economy – stocks might recover rather quickly, even if they turn lower at some point in the next several months.
_____________

[3]	Source: U.S. Department of Agriculture
[4]	The infamous Smoot-Hawley Trade Act of 1930 coincided with the worst years of the Great Depression
[5]	Source: St. Louis Fed; Personal Consumption Expenditures comprised 69.5% of U.S. GDP
[6]	The S&P 500 Index measures the price and yield performance of the leading companies in the U.S. stock market. The index is maintained by Standard & Poor’s.

CAPITAL ADVISORS GROWTH FUND

CURRENT PORTFOLIO DESIGN

Risk management is at the core of our investment process. We attempt to optimize returns for the Fund while prudently managing the Fund’s risk profile. Risk can enter a portfolio in multiple ways. For example, just because a stock has a high price-to-earnings ratio (“P/E”) does not necessarily mean it is more risky than a stock with a lower P/E multiple. In addition to specific company attributes, much depends upon the stock’s relationship to the broader market.

•	How willing are investors to pay for earnings expected far into the future?
•	Does the company have the ability to enter and disrupt additional industries?
•	Does management have a proven record of continuous innovation or operational excellence?
•	Does the company have some other underappreciated intangible asset such as brand value?

Answers to questions like these help us to assess the durability of a company’s earnings power; estimate how the stock might behave in different market environments; and identify the stock’s likely sources for potential risk and reward.

We seek to manage risk at the Security level as well as the overall Strategy level. At the Security level, we start by identifying companies we believe can outperform the broader market over time. We conduct in-depth research on each company, typically including conversations with management. We attempt to identify each company’s key risk factors in light of potential market scenarios. We also clarify the investment thesis, and seek to identify what the consensus viewpoint might be missing or undervaluing.

At the Strategy level we start with the pool of companies that have completed our security analysis. We then attempt to fit them together in a way that emphasizes attractive economic and market trends, while accounting for key risks. Some companies may not make it through this process if their addition would contribute outsized risk given our market outlook.

CAPITAL ADVISORS GROWTH FUND

The Fund currently has about equal exposures to “Growthy” and “Value-type” categories. Within those, we carefully manage our exposures to what we call Emerging Franchises, Core Innovators, Core Operators and Tactical Opportunities (see the table below). This approach helps us to balance the pursuit of investment performance and risk management in a transparent way.

Current Portfolio Design
Capital Advisors Growth Fund
June 30, 2018

Core Holdings
Tactical
Emerging Franchises	Innovators	Operators	Opportunities
CRISPR Therapeutics	Alibaba	Apple	Aptive
Editas Medicine	Alphabet	Blackrock	Celgene
Intellia Therapeutics	Amazon.com	Bright Horizons Fam.	Citigroup
	Booking Holdings	Brookfield Asset Mgt.	Coherent
	PayPal	CarMax	Continental
	Salesforce.com	Laboratory Corp.	Resources
		Microsoft	Delta Airlines
		PepsiCo	Exxon Mobil
		Procter &	Lear Corporation
		Gamble Group	Merck
		UnitedHealth	XPO Logistics
Visa

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2018 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Amazon.com	1,705	268.31	1,699.80	5.3
Brookfield Asset Mgt.	66,100	22.66	40.54	4.9
Visa	19,085	39.71	132.45	4.6
Alphabet	2,182	294.42	1,122.41	4.5
Apple	12,615	83.04	185.11	4.3
Laboratory Corp.	12,925	116.96	179.53	4.3
Microsoft	23,320	74.85	98.61	4.2
UnitedHealth	9,105	201.87	245.34	4.1
CarMax	27,500	69.09	72.87	3.7
Citigroup	27,500	45.65	66.92	3.4

Of the 32 common stocks held by the Fund as of June 30, 2018, the 10 largest holdings represented 43.3% of total assets. The Fund held 14.2% of its assets in interest bearing cash reserves as of June 30, 2018.

CAPITAL ADVISORS GROWTH FUND

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Celgene Corp. (“Celgene”) (CELG: $85) and XPO Logistics, Inc. (“XPO”) (XPO: $103).

Celgene

Celgene is a leading biotechnology company with approved therapies for blood cancer and immune inflammatory diseases. The company generated nearly $13 billion in revenue in 2017 from five compounds, including a blockbuster drug for Multiple Myeloma called Revlimid. Through a recent acquisition of a company called Juno Therapeutics we believe Celgene can dramatically improve its position in a developing branch of biotechnology known as cellular therapy. Furthermore, we believe the Juno transaction has the potential to extend Celgene’s growth potential well beyond 2022, when generic competition for Revlimid is expected to enter the marketplace.

We are optimistic about the growth potential of Celgene’s current portfolio of drugs, however, our primary enthusiasm for the stock rests with its long-term potential in cellular therapy. For decades the foundation of cancer treatment included surgery, chemotherapy or radiation therapy. About 20 years ago, targeted drug therapies emerged that could hone in on specific molecular changes seen in certain cancer cells to add a fourth pillar to the arsenal against cancer. More recently, “immunotherapy” has emerged as a potent “fifth pillar.” These drugs enlist the power of a patient’s own immune system to attack tumors. One of the leading drugs in the immunotherapy class was developed by another company in the Fund’s portfolio – Merck & Co., Inc. (MRK: $63).

Within immunotherapy there is a rapidly emerging approach called “adaptive cell transfer” that involves collecting and manipulating the patient’s own immune cells outside of the body, and then re-injecting the modified cells back into the body to attack the cancer. This is the field that Celgene is pioneering.

Cellular therapies of this kind are in a very early stage of development, with just two drugs approved thus far for very narrow indications (i.e. only patients who are very sick and have failed other available options first). We caution that even if cellular therapies prove successful, it will take many years to complete the necessary clinical trials to expand their use substantially beyond the current narrow targets that have been approved so far. However, early clinical trials for a class of these therapies called CAR-T have shown remarkable remission rates of up to 94% in severe cancer types.7

_____________

[7]	Source: Labiotech.eu https://labiotech.eu/car-t-therapy-cancer-review/

CAPITAL ADVISORS GROWTH FUND

XPO Logistics

XPO helps companies plan and execute the movement of goods through the supply chain to the assembly line, and ultimately to the end customer. We believe logistics – the management of supply chains throughout the economy – has been an important secular theme since the opening of global markets made this process more complicated, and made on-time supply and delivery more mission critical. In our view, e-commerce is a potentially significant additional driver of this trend, as it changes the way customers interact with and receive goods.

Near-term drivers include changing regulations and a constructive economic growth outlook. Outsourced service companies like XPO tend to benefit from increased complexity. We believe new rules, such as electronic logging devices, which limit the number of hours a truck driver can drive, might raise the value proposition for several logistics companies, including XPO.

A couple of examples might help to illustrate XPO’s business model. First is Boeing (BA: $354). According to management XPO processes approximately 2% of Boeing’s spare parts, helping to assure they are properly coded, boxed and delivered to the correct Boeing employee.8

Home Depot (HD: ~$202) is another notable customer. We believe XPO has market leadership in the fragmented industry that delivers bulk items ordered online, helping assure the items are picked up at the Home Depot warehouse, delivered to the end customer, brought into the home, and if necessary, assembled.

As people become progressively more comfortable ordering larger items online, we estimate the volumes of bulk e-commerce traffic should not only increase, but also become more mission critical for the companies involved. The delivery of large, heavy items such as washing machines and furniture can impact brand value for their sellers.

We believe XPO is the largest provider of last-mile, e-commerce bulk delivery services.9 In our view, close strategic relationships with key companies like Boeing and Home Depot enables XPO to meet with senior executives farther up the chain than other logistics companies that specialize primarily in trucking brokerage, for instance. The logistics industry is highly fragmented, and XPO’s senior management has a successful track record of acquiring and integrating companies to support long-term growth.
_____________

[8]	Source: Company information, XPO management
[9]	Source: Company filings

CAPITAL ADVISORS GROWTH FUND

FINAL THOUGHTS

In closing, we have tried to position the Fund for the following broad perspectives:

1)	Average returns in the global equity and fixed income markets seem likely to be well below historical trends over the next 5-10 years.
2)
We expect continued gradual increases in the Fed Funds rate over the next 1-3 years, but believe that much of the likely adjustment in longer-term interest rates (i.e. bond maturities of 10-years or longer) may have already occurred.

3)
We consider negative surprises on global trade policy to be the most consequential near-term risk factor for the stock market, but believe any correction might be short-lived if the overall economy proves to be resilient, as we expect.

4)	One possible consequence of a substantial escalation in global trade friction could be a pause in U.S. monetary policy.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security. Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

“Cash Flow” is the movement of money into or out of a business. It is usually measured during a specified period of time. Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Price-to-Earnings Ratio, or “P/E ratio,” is a commonly used measure of stock market value. It is calculated as the price of a stock, or stock market index, divided by the earnings per share for the stock or index.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business. It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2018 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/18 – 6/30/18).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/18	6/30/18	1/1/18 – 6/30/18
Actual	$1,000.00	$1,060.40	$5.11
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.84	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited)

Shares	COMMON STOCKS - 87.61%	Value

	Air Delivery & Freight Services - 2.13%
11,550	XPO Logistics, Inc.*	$1,157,079

	Application Software - 2.89%
11,525	Salesforce.com, Inc.*	1,572,010

	Asset Management - 2.73%
2,975	BlackRock, Inc.	1,484,644

	Auto Dealerships - 3.68%
27,500	CarMax, Inc.*	2,003,925

	Auto Parts - 3.85%
11,700	Aptiv PLC#	1,072,071
5,500	Lear Corp.	1,021,955
		2,094,026
	Biotechnology - 3.32%
11,110	Celgene Corp.*	882,356
13,050	Gilead Sciences, Inc.	924,462
		1,806,818
	Business Services - 7.64%
805	Booking Holdings, Inc.*	1,631,808
19,085	Visa, Inc. - Class A	2,527,808
		4,159,616
	Business Software & Services - 4.22%
23,320	Microsoft Corp.	2,299,585

	Catalog & Mail Order Houses - 5.32%
1,705	Amazon.com, Inc.*	2,898,159

	Credit Services - 1.68%
10,950	PayPal Holdings, Inc.*	911,807

	Drug Manufacturers - 2.46%
22,050	Merck & Co., Inc.	1,338,435

	Health Care Plans - 4.11%
9,105	UnitedHealth Group, Inc.	2,233,821

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

Shares		Value
	Independent Oil & Gas - 2.00%
16,800	Continental Resources, Inc.*	$1,087,968

	Internet Information Providers - 4.50%
1,090	Alphabet, Inc. - Class A*	1,230,817
1,092	Alphabet, Inc. - Class C*	1,218,290
		2,449,107
	Major Airlines - 2.62%
28,760	Delta Air Lines, Inc.	1,424,770

	Major Integrated Oil & Gas - 1.90%
12,525	Exxon Mobil Corp.	1,036,193

	Medical Laboratories & Research - 4.26%
12,925	Laboratory Corp. of America Holdings*	2,320,425

	Money Center Banks - 3.38%
27,500	Citigroup, Inc.	1,840,300

	Personal Computers - 4.29%
12,615	Apple, Inc.	2,335,163

	Personal Products - 3.14%
21,885	Procter & Gamble Co.	1,708,343

	Personal Services - 2.37%
12,600	Bright Horizons Family Solutions, Inc.*	1,291,752

	Processed & Packaged Goods - 3.12%
15,610	PepsiCo, Inc.	1,699,461

	Real Estate Development - 4.92%
66,100	Brookfield Asset Management, Inc. - Class A#	2,679,694

	Scientific Research & Development Services - 3.13%
13,430	CRISPR Therapeutics AG*#	789,147
15,440	Editas Medicine, Inc.*	553,215
13,290	Intellia Therapeutics, Inc.*	363,614
		1,705,976

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

Shares		Value
	Scientific & Technical Instruments - 1.01%
3,500	Coherent, Inc.*	$547,470

	Specialty Retail - Other - 2.94%
8,640	Alibaba Group Holding Ltd. - ADR*	1,602,979
	Total Common Stocks (Cost $33,097,623)	47,689,526

	SHORT-TERM INVESTMENTS - 14.24%
7,753,783	Fidelity Investments Money Market
	Government Portfolio, Class I, 1.77%†
	(Cost $7,753,783)	7,753,783
	Total Investments in Securities
	(Cost $40,851,406) - 101.85%	55,443,309
	Liabilities in Excess of Other Assets - (1.85)%	(1,008,410)
	Net Assets - 100.00%	$54,434,899

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2018.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018 (Unaudited)

ASSETS
Investments, at value (cost $40,851,406)	$55,443,309
Cash	8,428
Receivables:
Securities sold	1,072,252
Fund shares issued	37,398
Dividends and interest	21,085
Dividend tax reclaim	4,342
Prepaid expenses	12,820
Total assets	56,599,634
LIABILITIES
Payables:
Securities purchased	2,090,291
Fund shares redeemed	5,003
Due to advisor	26,975
Audit fees	9,599
Shareholder reporting	5,839
Transfer agent fees and expenses	6,140
Administration and fund accounting fees	15,810
Chief Compliance Officer fee	1,463
Custodian fees	656
Legal fees	267
Trustee fees and expenses	929
Miscellaneous expense	1,763
Total liabilities	2,164,735

NET ASSETS	$54,434,899

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$54,434,899
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,999,217
Net asset value, offering and
redemption price per share	$27.23

COMPONENTS OF NET ASSETS
Paid-in capital	$38,290,535
Accumulated net investment income	24,913
Accumulated net realized gain on investments	1,527,548
Net unrealized appreciation on investments	14,591,903
Net assets	$54,434,899

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $3,147)	$247,453
Interest	41,364
Total income	288,817
Expenses
Advisory fees (Note 4)	198,420
Administration and fund accounting fees (Note 4)	50,606
Transfer agent fees and expenses (Note 4)	16,542
Audit fees	9,999
Registration fees	9,296
Trustee fees and expenses	6,336
Chief Compliance Officer fee (Note 4)	4,463
Legal fees	4,273
Miscellaneous fees	3,156
Custody fees (Note 4)	2,779
Shareholder reporting	2,433
Insurance	1,084
Total expenses	309,387
Less: advisory fee waiver (Note 4)	(44,828)
Net expenses	264,559
Net investment income	24,258

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	1,256,280
Net change in unrealized appreciation on investments	1,826,994
Net realized and unrealized gain on investments	3,083,274
Net increase in net assets
resulting from operations	$3,107,532

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$24,258	$95,942
Net realized gain on investments	1,256,280	4,069,217
Net change in unrealized
appreciation on investments	1,826,994	2,625,142
Net increase in net assets
resulting from operations	3,107,532	6,790,301

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(95,287)
From net realized gain on investments	—	(3,765,677)
Total distributions to shareholders	—	(3,860,964)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net
assets derived from net change
in outstanding shares (a)	(552,437)	3,479,637
Total increase in net assets	2,555,095	6,408,974

NET ASSETS
Beginning of period	51,879,804	45,470,830
End of period	$54,434,899	$51,879,804
Includes accumulated net
investment income of	$24,913	$655

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2018		Year Ended
	(Unaudited)		December 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	107,125	$2,878,440	222,713	$5,766,324
Shares issued in
reinvestment
of distributions	—	—	144,447	3,699,269
Shares redeemed+	(128,518)	(3,430,877)	(232,182)	(5,985,956)
Net increase/(decrease)	(21,393)	$(552,437)	134,978	$3,479,637
+ Net of redemption
fees of		$—		$14

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2018		Year Ended December 31,
	(Unaudited)		2017		2016	2015		2014		2013
Net asset value,
beginning of period	$25.68		$24.11		$22.12	$24.31		$23.97		$19.09
Income from
investment operations:
Net investment income	0.01		0.05		0.03	0.02	(3)	0.13	(3)	0.12
Net realized and
unrealized gain/(loss)
on investments	1.54		3.56		2.12	(0.79)		2.80		5.41
Total from
investment operations	1.55		3.61		2.15	(0.77)		2.93		5.53
Less distributions:
From net
investment income	—		(0.05)		(0.05)	(0.13)		(0.26)		(0.34)
From net realized
gain on investments	—		(1.99)		(0.11)	(1.29)		(2.33)		(0.31)
Total distributions	—		(2.04)		(0.16)	(1.42)		(2.59)		(0.65)
Redemption fees retained	—		0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)	—
Net asset value,
end of period	$27.23		$25.68		$24.11	$22.12		$24.31		$23.97
Total return	6.04	%(2)	14.98%		9.71%	-3.22%		12.57%		29.10%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$54,435		$51,880		$45,471	$38,914		$39,112		$35,087
Ratio of expenses to
average net assets:
Before fee waivers	1.17	%(1)	1.39%		1.48%	1.49%		1.58%		1.58%
After fee waivers	1.00	%(1)	1.18	%(5)	1.25%	1.25%		1.25%		1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	(0.08	)%(1)	(0.01)%		(0.11)%	(0.14)%		0.20%		0.20%
After fee waivers	0.09	%(1)	0.20%		0.12%	0.10%		0.53%		0.53%
Portfolio turnover rate	19.37	%(2)	58.34%		39.60%	44.34%		35.90%		41.25%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(5)	Effective September 30, 2017, the Advisor agreed to limit total annual operating expenses to 1.00% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on January 1, 2000. The Fund is a diversified fund. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2015 – 2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

During the six months ended June 30, 2018, the Fund did not retain any redemption fees.
H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,124,161	$—	$—	$2,124,161
Consumer Goods	5,501,830	—	—	5,501,830
Financial	9,444,253	—	—	9,444,253
Healthcare	9,405,475	—	—	9,405,475
Services	12,010,472	—	—	12,010,472
Technology	9,203,335	—	—	9,203,335
Total Common Stocks	47,689,526	—	—	47,689,526
Short-Term Investments	7,753,783	—	—	7,753,783
Total Investments in Securities	$55,443,309	$—	$—	$55,443,309

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2018, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended June 30, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2018, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $198,420 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

For the six months ended June 30, 2018, the Advisor reduced its fees in the amount of $44,828. Effective April 30, 2018, the Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of USBFS. The Trust’s Chief Compliance Officer is also an employee of USBFS. A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A. Effective January 1, 2018, this same Trustee became an Independent Trustee.

For the six months ended June 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$50,606
Transfer Agency (a)	12,214
Custody	2,779
Chief Compliance Officer	4,463

(a) Does not include out-of-pocket expenses

At June 30, 2018, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$15,810
Transfer Agency (a)	3,844
Chief Compliance Officer	1,463
Custody	656

(a) Does not include out-of-pocket expenses

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,267,882 and $9,130,839, respectively.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2018 and the year ended December 31, 2017 was as follows:

	June 30, 2018	December 31, 2017
Ordinary income	$ —	$ 256,550
Long-term capital gains	—	3,604,414

As of December 31, 2017, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$39,183,644
Gross tax unrealized appreciation	13,643,847
Gross tax unrealized depreciation	(928,341)
Net tax unrealized appreciation(a)	12,715,506
Undistributed ordinary income	1,813
Undistributed long-term capital gain	319,513
Total distributable earnings	321,326
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$13,036,832

      (a) The difference between book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2018 (Unaudited), Continued

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	nformation about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                            Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date     9/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date     9/7/18

By (Signature and Title)*                    /s/ Cheryl L. King
 Cheryl L. King, Treasurer/Principal Financial Officer

Date     9/7/18

* Print the name and title of each signing officer under his or her signature